Exhibit 20.1


                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer (TRS), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the Agreement), as supplemented by the Series Supplements (as amended and supplemented, the Series Supplements), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 15, 1999 and covers activity from April 26, 1999 through May 25, 1999.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of June, 1999.




                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:/s/ Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results


I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                      Trust Totals
-----------------                                      ------------
Number of days in period                                         30
Beginning Principal Receivable Balance             7,459,944,667.68
Special Funding Account Balance                                   0
Beginning Total Principal Balance                  7,459,944,667.68

Finance Charge Collections (excluding                101,042,173.00
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections               13,430,648.74
Premium Option Receivables Collections                         0.00
Recoveries                                            12,123,726.00
Total Collections of Finance Charge Receivables      126,596,547.74
Total Collections of Principal Receivables           658,101,788.26
Monthly Payment Rate                                        8.8218%
Defaulted amount                                      42,805,538.58
Annualized Default Rate                                     6.9215%
Trust Portfolio Yield                                      13.6657%
New Principal Receivables                            765,324,817.18
Ending Principal Receivables Balance               7,524,362,158.02
Ending Required Minimum Principal Balance          5,885,000,000.00
Ending Transferor Amount                           2,024,362,158.02
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                     7,524,362,158.02


B. Series Allocations                                  Series 1996-1       Series 1997-1        Series 1998-1        Series 1999-1
---------------------                                  -------------       -------------        -------------        -------------
Group Number                                                      1                    1                    2                    1
Invested Amount                                    1,000,000,000.00     1,000,000,000.00     1,000,000,000.00     1,000,000,000.00
Adjusted Invested Amount                           1,000,000,000.00     1,000,000,000.00     1,000,000,000.00     1,000,000,000.00
Principal Funding Account Balance                                 0                    0                    0                    0
Series Required Transferor Amount                     70,000,000.00        70,000,000.00        70,000,000.00        70,000,000.00
Series Allocation Percentage                                 18.18%               18.18%               18.18%               18.18%
Series Alloc. Finance Charge Collections              23,017,554.13        23,017,554.13        23,017,554.13        23,017,554.13
Series Allocable Recoveries                            2,204,313.82         2,204,313.82         2,204,313.82         2,204,313.82
Series Alloc. Principal Collections                  119,654,870.59       119,654,870.59       119,654,870.59       119,654,870.59
Series Allocable Defaulted Amount                      7,782,825.20         7,782,825.20         7,782,825.20         7,782,825.20


B. Series Allocations                                  Series 1999-2        Series 1999-3                              Trust Total
---------------------                                  -------------        -------------                              -----------
Group Number                                                       1                   2
Invested Amount                                       500,000,000.00    1,000,000,000.00                          5,500,000,000.00
Adjusted Invested Amount                              500,000,000.00    1,000,000,000.00                          5,500,000,000.00
Principal Funding Account Balance                                  0                   0                                         0
Series Required Transferor Amount                      35,000,000.00       70,000,000.00                            385,000,000.00
Series Allocation Percentage                                   9.09%              18.18%                                      100%
Series Alloc. Finance Charge Collections               11,508,777.07       23,017,554.13                            126,596,547.74
Series Allocable Recoveries                             1,102,156.91        2,204,313.82                             12,123,726.00
Series Alloc. Principal Collections                    59,827,435.30      119,654,870.59                            658,101,788.26
Series Allocable Defaulted Amount                       3,891,412.60        7,782,825.20                             42,805,538.58


C. Group Allocations
--------------------

1. Group 1 Allocations                     Series 1996-1     Series 1997-1      Series 1999-1      Series 1999-2    Group 1 Total
----------------------                     -------------     -------------      -------------      -------------    -------------
Investor Finance Charge Collections        16,970,172.49     16,970,172.49      16,970,172.49       8,485,086.24     59,395,603.70

Investor Monthly Interest                   5,569,526.04      5,259,682.29       4,532,407.99       2,229,386.72     17,591,003.04
Investor Default Amount                     5,738,050.41      5,738,050.41       5,738,050.41       2,869,025.21     20,083,176.44
Investor Monthly Fees                       1,666,666.67      1,666,666.67       1,666,666.67         833,333.33      5,833,333.33
Investor Additional Amounts                         0.00              0.00               0.00               0.00              0.00
Total                                      12,974,243.12     12,664,399.37      11,937,125.07       5,931,745.26     43,507,512.82

Reallocated Investor Finance Charge
Collections                                16,970,172.49     16,970,172.49      16,970,172.49       8,485,086.24     59,395,603.70
Available Excess                            3,995,929.36      4,305,773.11       5,033,047.42       2,553,340.98     15,888,090.88


2. Group 2 Allocations                     Series 1998-1       Series 1999-3                                         Group 2 Total
----------------------                     -------------       -------------                                         -------------
Investor Finance Charge Collections        16,970,172.49       16,970,172.49                                         33,940,344.97

Investor Monthly Interest                   4,071,076.39        3,852,900.00                                          7,923,976.39
Investor Default Amount                     5,738,050.41        5,738,050.41                                         11,476,100.83
Investor Monthly Fees                       1,666,666.67        1,666,666.67                                          3,333,333.33
Investor Additional Amounts                         0.00                0.00                                                  0.00
Total                                      11,475,793.47       11,257,617.08                                         22,733,410.55

Reallocated Investor Finance Charge
Collections                                 16,970,172.49       16,970,172.49                                        33,940,344.97
Available Excess                             5,494,379.02        5,712,555.41                                        11,206,934.42


D. Trust Performance
--------------------
Delinquencies:
31-60 Days Delinquent:                    107,031,790.00
61-90 Days Delinquent:                     55,997,066.00
90+ Days Delinquent:                       73,086,464.00
Total 30+ Days Delinquent:                236,115,320.00


II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor         Transferors
A. Investor/Transferor Allocations                       Allocations            Interest               Interest
----------------------------------                       -----------         ---------------         -----------
Beginning Invested /Transferor Amount               1,356,353,575.94        1,000,000,000.00      356,353,575.94
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                 N/A
Floating Allocation Percentage                                   N/A                73.7271%            26.2729%
Principal Allocation Percentage                                  N/A                73.7271%            26.2729%
Collections of Finance Chg. Receivables                23,017,554.13           16,970,172.49        6,047,381.65
Collections of Principal Receivables                  119,654,870.59           88,218,052.22       31,436,818.37
Defaulted Amount                                        7,782,825.20            5,738,050.41        2,044,774.78

Ending Invested / Transferor Amounts                1,368,065,846.91        1,000,000,000.00      368,065,846.91

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B           Interest             Total
--------------------------------------                       -------                 -------          ----------            -----
Principal Funding Account                                       0.00                    0.00                0.00             0.00
Investment Proceeds for Monthly Period                          0.00                    0.00                0.00             0.00
Reserve Draw Amount                                             0.00                    0.00                0.00             0.00
Available Reserve Account Amount                                0.00                    0.00                0.00             0.00
Reserve Account Surplus                                         0.00                    0.00                0.00             0.00

Coupon  May 17 - June 14, 1999                               6.8000%                 6.9500%             5.3025%
Monthly Interest Due                                    4,901,666.67              347,500.00          320,359.38     5,569,526.04
Outstanding Monthly Interest Due                                0.00                    0.00                0.00             0.00
Additional Interest Due                                         0.00                    0.00                0.00             0.00
Total Interest Due                                      4,901,666.67              347,500.00          320,359.38     5,569,526.04
Investor Default Amount                                 4,963,413.61              344,283.02          430,353.78     5,738,050.41
Investor Monthly Fees Due                               1,441,666.67              100,000.00          125,000.00     1,666,666.67
Investor Additional Amounts Due
Total Due                                              11,306,746.94              791,783.02          875,713.16    12,974,243.12

Reallocated Investor Finance Charge Collections                                                                     16,970,172.49
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          13.6657%
Base Rate                                                                                                                 9.1076%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                Class A                 Class B           Interest              Total
--------------------------------------------                -------                 -------          ----------            ------
Beginning Certificates Balance                       865,000,000.00           60,000,000.00        75,000,000.00  1,000,000,000.00
Interest Distributions                                 4,901,666.67              347,500.00           320,359.38      5,569,526.04
Principal Deposits - Prin. Funding Account                     0.00                    0.00                 0.00              0.00
Principal Distributions                                        0.00                    0.00                 0.00              0.00
Total Distributions                                    4,901,666.67              347,500.00           320,359.38      5,569,526.04
Ending Certificates Balance                          865,000,000.00           60,000,000.00        75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       320,359.38

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       320,359.38

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,679,199.20

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,963,413.61

           e.   Excess Spread:                              $     4,814,118.93


      2.   Class B Available Funds:                         $     1,018,210.35

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       670,710.35

      3.   Collateral Available Funds:                      $     1,272,762.94

           a.   Excess Spread:                              $     1,272,762.94

      4.   Total Excess Spread:                             $     6,757,592.21


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   119,654,870.59

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    88,218,052.22

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,218,052.22

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,738,050.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    93,956,102.63

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    93,956,102.63


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     6,757,592.21

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       344,283.02
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       320,359.38
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       430,353.78
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     3,995,929.36

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             9.1076%
           b.   Prior Monthly Period               8.2934%
           c.   Second Prior Monthly Period        8.5488%

      2.   Three Month Average Base Rate                               8.6499%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.67%
           b.   Prior Monthly Period                13.74%
           c.   Second Prior Monthly Period         14.54%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%

III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Series             Total  Investor           Transferors
A. Investor/Transferor Allocations            Allocations               Interest                Interest
----------------------------------            -----------           ---------------            -----------
Beginning Invested /Transferor Amount    1,356,353,575.94          1,000,000,000.00         356,353,575.94
Beginning Adjusted Invested Amount                    N/A          1,000,000,000.00                    N/A
Floating Allocation Percentage                        N/A                  73.7271%               26.2729%
Principal Allocation Percentage                       N/A                  73.7271%               26.2729%
Collections of Finance Chg. Receivables     23,017,554.13             16,970,172.49           6,047,381.65
Collections of Principal Receivables       119,654,870.59             88,218,052.22          31,436,818.37
Defaulted Amount                             7,782,825.20              5,738,050.41           2,044,774.78

Ending Invested / Transferor Amounts     1,368,065,846.91          1,000,000,000.00         368,065,846.91


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Collateral
B. Monthly Period Funding Requirements             Class A                 Class B               Interest                 Total
-------------------------------------              -------                 -------              ----------                -----
Principal Funding Account                             0.00                    0.00                    0.00                 0.00
Investment Proceeds for Monthly Period                0.00                    0.00                    0.00                 0.00
Reserve Draw Amount                                   0.00                    0.00                    0.00                 0.00
Available Reserve Account Amount                      0.00                    0.00                    0.00                 0.00
Reserve Account Surplus                               0.00                    0.00                    0.00                 0.00

Coupon  May 17 - June 14, 1999                     6.4000%                 6.5500%                 5.2775%
Monthly Interest Due                          4,613,333.33              327,500.00              318,848.96         5,259,682.29
Outstanding Monthly Interest Due                      0.00                    0.00                    0.00                 0.00
Additional Interest Due                               0.00                    0.00                    0.00                 0.00

Total Interest Due                            4,613,333.33              327,500.00              318,848.96         5,259,682.29
Investor Default Amount                       4,963,413.61              344,283.02              430,353.78         5,738,050.41
Investor Monthly Fees Due                     1,441,666.67              100,000.00              125,000.00         1,666,666.67
Investor Additional Amounts Dues
Total Due                                    11,018,413.61              771,783.02              874,202.74        12,664,399.37

Reallocated Investor Finance Charge Collections                                                                   16,970,172.49
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                        13.6657%
Base Rate                                                                                                               8.7176%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions      Class A                  Class B               Interest                Total
--------------------------------------------      -------                  -------               --------                -----
Beginning Certificates Balance              865,000,000.00           60,000,000.00          75,000,000.00     1,000,000,000.00
Interest Distributions                        4,613,333.33              327,500.00             318,848.96         5,259,682.29
Principal Deposits - Prin. Funding Account            0.00                    0.00                   0.00                 0.00
Principal Distributions                               0.00                    0.00                   0.00                 0.00
Total Distributions                           4,613,333.33              327,500.00             318,848.96         5,259,682.29
Ending Certificates Balance                 865,000,000.00           60,000,000.00          75,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       318,848.96

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       318,848.96

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,679,199.20

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,963,413.61
           e.   Excess Spread:                              $     5,102,452.26

      2.   Class B Available Funds:                         $     1,018,210.35

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       690,710.35

      3.   Collateral Available Funds:                      $     1,272,762.94

           a.   Excess Spread:                              $     1,272,762.94

      4.   Total Excess Spread:                             $     7,065,925.54


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   119,654,870.59

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    88,218,052.22

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,218,052.22


      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,738,050.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    93,956,102.63

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    93,956,102.63

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,065,925.54
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       344,283.02
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       318,848.96
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       430,353.78
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,305,773.11


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.7176%
           b.   Prior Monthly Period               7.9398%
           c.   Second Prior Monthly Period        8.1839%

      2.   Three Month Average Base Rate                               8.2804%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period             13.67%
           b.   Prior Monthly Perid                13.74%
           c.   Second Prior Monthly Period        14.54%

      4.   Three Month Average Series Adjusted Portfolio Yield         13.98%

IV. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Series               Total  Investor         Transferors
A. Investor/Transferor Allocations              Allocations                 Interest             Interest
----------------------------------              -----------             ---------------         -----------
Beginning Invested /Transferor Amount      1,356,353,575.94            1,000,000,000.00      356,353,575.94
Beginning Adjusted Invested Amount                      N/A            1,000,000,000.00                 N/A
Floating Allocation Percentage                          N/A                    73.7271%            26.2729%
Principal Allocation Percentage                         N/A                    73.7271%            26.2729%
Collections of Finance Chg. Receivables       23,017,554.13               16,970,172.49        6,047,381.65
Collections of Principal Receivables         119,654,870.59               88,218,052.22       31,436,818.37
Defaulted Amount                               7,782,825.20                5,738,050.41        2,044,774.78

Ending Invested / Transferor Amounts       1,368,065,846.91            1,000,000,000.00      368,065,846.91

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements              Class A                    Class B             Interest                Total
--------------------------------------              -------                    -------           ----------                -----
Principal Funding Account                              0.00                       0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                       0.00                 0.00                 0.00
Reserve Draw Amount                                    0.00                       0.00                 0.00                 0.00
Available Reserve Account Amount                       0.00                       0.00                 0.00                 0.00
Reserve Account Surplus                                0.00                       0.00                 0.00                 0.00

Coupon  May 17 - June 14, 1999                      4.9925%                    5.1525%              5.5025%
Monthly Interest Due                           3,317,932.29                 332,050.00           421,094.10         4,071,076.39
Outstanding Monthly Interest Due                       0.00                       0.00                 0.00                 0.00
Additional Interest Due                                0.00                       0.00                 0.00                 0.00
Total Interest Due                             3,317,932.29                 332,050.00           421,094.10         4,071,076.39
Investor Default Amount                        4,733,891.59                 459,044.03           545,114.79         5,738,050.41
Investor Monthly Fees Due                      1,375,000.00                 133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                      9,426,823.88                 924,427.37         1,124,542.22        11,475,793.47

Reallocated Investor Finance Charge Collections                                                                    16,970,172.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Series Adjusted Portfolio Yield                                                                                         13.6657%
Base Rate                                                                                                                7.2216%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions        Class A                   Class B             Interest                 Total
--------------------------------------------        -------                   -------           ----------                 -----
Beginning Certificates Balance               825,000,000.00             80,000,000.00         95,000,000.00     1,000,000,000.00
Interest Distributions                         3,317,932.29                332,050.00            421,094.10         4,071,076.39
Principal Deposits - Prin. Funding Account             0.00                      0.00                  0.00                    0
Principal Distributions                                0.00                      0.00                  0.00                    0
Total Distributions                            3,317,932.29                332,050.00            421,094.10         4,071,076.39
Ending Certificates Balance                  825,000,000.00             80,000,000.00         95,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.02

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.02

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.15

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.15

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       421,094.10

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       421,094.10

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,000,392.30

           a.   Class A Monthly Interest:                   $     3,317,932.29
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,733,891.59
           e.   Excess Spread:                              $     5,948,568.42

      2.   Class B Available Funds:                         $     1,357,613.80
           a.   Class B Monthly Interest:                   $       332,050.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,025,563.80

      3.   Collateral Available Funds:                      $     1,612,166.39

           a.   Excess Spread:                              $     1,612,166.39

      4.   Total Excess Spread:                             $     8,586,298.60


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1998-1 Allocable Principal
            Collections:                                    $   119,654,870.59

      3.   Principal Allocation Percentage of
            Series 1998-1 Allocable Principal
            Collections:                                    $    88,218,052.22

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,218,052.22


      6.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,738,050.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    93,956,102.63

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    93,956,102.63


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     8,586,298.60
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       459,044.03
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       421,094.10
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       545,114.79
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,494,379.02


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.2216%
           b.   Prior Monthly Period               7.0491%
           c.   Second Prior Monthly Period        7.1231%

      2.   Three Month Average Base Rate                               7.1313%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.67%
           b.   Prior Monthly Perid                 13.74%
           c.   Second Prior Monthly Period         14.54%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%

IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                Allocations             Interest                Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,356,353,575.94        1,000,000,000.00       356,353,575.94
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                73.7271%             26.2729%
Principal Allocation Percentage                           N/A                73.7271%             26.2729%
Collections of Finance Chg. Receivables         23,017,554.13           16,970,172.49         6,047,381.65
Collections of Principal Receivables           119,654,870.59           88,218,052.22        31,436,818.37
Defaulted Amount                                 7,782,825.20            5,738,050.41         2,044,774.78

Ending Invested / Transferor Amounts         1,368,065,846.91        1,000,000,000.00       368,065,846.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements               Class A                  Class B             Interest                Total
--------------------------------------               -------                  -------           ----------                -----
Principal Funding Account                               0.00                     0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                  0.00                     0.00                 0.00                 0.00
Reserve Draw Amount                                     0.00                     0.00                 0.00                 0.00
Available Reserve Account Amount                        0.00                     0.00                 0.00                 0.00
Reserve Account Surplus                                 0.00                     0.00                 0.00                 0.00

Coupon  May 17 - June 14, 1999                       5.6000%                  5.8500%              5.7525%
Monthly Interest Due                            3,902,111.11               282,750.00           347,546.88         4,532,407.99
Outstanding Monthly Interest Due                        0.00                     0.00                 0.00                 0.00
Additional Interest Due                                 0.00                     0.00                 0.00                 0.00
Total Interest Due                              3,902,111.11               282,750.00           347,546.88         4,532,407.99
Investor Default Amount                         4,963,413.61               344,283.02           430,353.78         5,738,050.41
Investor Monthly Fees Due                       1,441,666.67               100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Dues
Total Due                                      10,307,191.38               727,033.02           902,900.66        11,937,125.07

Reallocated Investor Finance Charge Collections                                                                   16,970,172.49
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                        13.6657%
Base Rate                                                                                                               7.8023%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                  Class B             Interest                Total
--------------------------------------------        -------                  -------           ----------                -----
Beginning Certificates Balance               865,000,000.00            60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                         3,902,111.11               282,750.00           347,546.88         4,532,407.99
Principal Deposits - Prin. Funding Account             0.00                     0.00                 0.00                 0.00
Principal Distributions                                0.00                     0.00                 0.00                 0.00
Total Distributions                            3,902,111.11               282,750.00           347,546.88         4,532,407.99
Ending Certificates Balance                  865,000,000.00            60,000,000.00        75,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.51

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.51

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.71

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.71

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       347,546.88

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       347,546.88

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,679,199.20

           a.   Class A Monthly Interest:                   $     3,902,111.11
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,963,413.61
           e.   Excess Spread:                              $     5,813,674.48

      2.   Class B Available Funds:                         $     1,018,210.35
           a.   Class B Monthly Interest:                   $       282,750.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       735,460.35

      3.   Collateral Available Funds:                      $     1,272,762.94

           a.   Excess Spread:                              $     1,272,762.94
      4.   Total Excess Spread:                             $     7,821,897.77


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1999-1 Allocable Principal
            Collections:                                    $   119,654,870.59

      3.   Principal Allocation Percentage of
            Series 1999-1 Allocable Principal
            Collections:                                    $    88,218,052.22

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,218,052.22

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,738,050.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    93,956,102.63

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    93,956,102.63


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.   Excess Spread:                                   $     7,821,897.77
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       344,283.02
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       347,546.88
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       430,353.78
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,033,047.42

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.8023%
           b.   Prior Monthly Period               8.0462%
           c.   Second Prior Monthly Period        N/A

      2.   Three Month Average Base Rate           N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.67%
           b.   Prior Monthly Period                13.74%
           c.   Second Prior Monthly Period         N/A

      4.   Three Month Average Series Adjusted Portfolio Yield          N/A

IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Series              Total  Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest                Interest
----------------------------------             -----------            -------------            ----------
Beginning Invested /Transferor Amount       678,176,787.97           500,000,000.00       178,176,787.97
Beginning Adjusted Invested Amount                     N/A           500,000,000.00                  N/A
Floating Allocation Percentage                         N/A                 73.7271%             26.2729%
Principal Allocation Percentage                        N/A                 73.7271%             26.2729%
Collections of Finance Chg. Receivables      11,508,777.07             8,485,086.24         3,023,690.82
Collections of Principal Receivables         59,827,435.30            44,109,026.11        15,718,409.19
Defaulted Amount                              3,891,412.60             2,869,025.21         1,022,387.39

Ending Invested / Transferor Amounts        684,032,923.46           500,000,000.00       184,032,923.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements             Class A                  Class B             Interest                Total
--------------------------------------             -------                  -------          -----------                -----
Principal Funding Account                             0.00                     0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                0.00                     0.00                 0.00                 0.00
Reserve Draw Amount                                   0.00                     0.00                 0.00                 0.00
Available Reserve Account Amount                      0.00                     0.00                 0.00                 0.00
Reserve Account Surplus                               0.00                     0.00                 0.00                 0.00

Coupon  May 17 - June 14, 1999                    5.95000%                 6.10000%             5.76375%
Monthly Interest Due                          1,930,031.25               137,250.00           162,105.47         2,229,386.72
Outstanding Monthly Interest Due                      0.00                     0.00                 0.00                 0.00
Additional Interest Due                               0.00                     0.00                 0.00                 0.00
Total Interest Due                            1,930,031.25               137,250.00           162,105.47         2,229,386.72
Investor Default Amount                       2,481,706.80               172,141.51           215,176.89         2,869,025.21
Investor Monthly Fees Due                       720,833.33                50,000.00            62,500.00           833,333.33
Investor Additional Amounts Dues
Total Due                                     5,132,571.39               359,391.51           439,782.36         5,931,745.26

Reallocated Investor Finance Charge Collections                                                                  8,485,086.24
Interest and Principal Funding Investment Proceeds                                                                       0.00
eries Adjusted Portfolio Yield                                                                                      13.6657%
Base Rate                                                                                                             8.2807%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions       Class A                  Class B             Interest                Total
--------------------------------------------       -------                  -------           ----------                -----
Beginning Certificates Balance               432,500,000.00           30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                         1,930,031.25              137,250.00           162,105.47         2,229,386.72
Principal Deposits - Prin. Funding Account             0.00                    0.00                    0                    0
Principal Distributions                                0.00                    0.00                    0                    0
Total Distributions                            1,930,031.25              137,250.00           162,105.47         2,229,386.72
Ending Certificates Balance                  432,500,000.00           30,000,000.00        37,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.46

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.46

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.58

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.58

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       162,105.47

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       162,105.47

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,339,599.60

           a.   Class A Monthly Interest:                   $     1,930,031.25
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,481,706.80
           e.   Excess Spread:                              $     2,927,861.55

      2.   Class B Available Funds:                         $       509,105.17
           a.   Class B Monthly Interest:                   $       137,250.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       371,855.17

      3.   Collateral Available Funds:                      $       636,381.47

           a.   Excess Spread:                              $       636,381.47
      4.   Total Excess Spread:                             $     3,936,098.19


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1999-2 Allocable Principal
            Collections:                                    $    59,827,435.30

      3.   Principal Allocation Percentage of
            Series 1999-2 Allocable Principal
            Collections:                                    $    44,109,026.11

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    44,109,026.11

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,869,025.21

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    46,978,051.32

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    46,978,051.32


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.   Excess Spread:                                   $     3,936,098.19
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       172,141.51
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       162,105.47
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       215,176.89
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,553,340.98

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.2807%
           b.   Prior Monthly Period               N/A
           c.   Second Prior Monthly Period        N/A

      2.   Three Month Average Base Rate           N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.67%
           b.   Prior Monthly Period                N/A
           c.   Second Prior Monthly Period         N/A

      4.   Three Month Average Series Adjusted Portfolio Yield          N/A

IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Series               Total  Investor          Transferors
A. Investor/Transferor Allocations              Allocations                Interest                Interest
----------------------------------              -----------             ---------------          ------------
Beginning Invested /Transferor Amount      1,356,353,575.94           1,000,000,000.00       356,353,575.94
Beginning Adjusted Invested Amount                      N/A           1,000,000,000.00                  N/A
Floating Allocation Percentage                          N/A                   73.7271%             26.2729%
Principal Allocation Percentage                         N/A                   73.7271%             26.2729%
Collections of Finance Chg. Receivables       23,017,554.13              16,970,172.49         6,047,381.65
Collections of Principal Receivables         119,654,870.59              88,218,052.22        31,436,818.37
Defaulted Amount                               7,782,825.20               5,738,050.41         2,044,774.78

Ending Invested / Transferor Amounts       1,368,065,846.91           1,000,000,000.00       368,065,846.91

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements              Class A                  Class B               Interest                Total
--------------------------------------              -------                  -------             ----------                -----
Principal Funding Account                              0.00                     0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                     0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                     0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                     0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                     0.00                   0.00                 0.00

Coupon  May 17 - June 14, 1999                     5.05375%                 5.25375%               5.76375%
Monthly Interest Due                           3,127,007.81               315,225.00             410,667.19         3,852,900.00
Outstanding Monthly Interest Due                       0.00                     0.00                   0.00                 0.00
Additional Interest Due                                0.00                     0.00                   0.00                 0.00
Total Interest Due                             3,127,007.81               315,225.00             410,667.19         3,852,900.00
Investor Default Amount                        4,733,891.59               459,044.03             545,114.79         5,738,050.41
Investor Monthly Fees Due                      1,375,000.00               133,333.33             158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                      9,235,899.40               907,602.37           1,114,115.31        11,257,617.08

Reallocated Investor Finance Charge Collections                                                                    16,970,172.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Series Adjusted Portfolio Yield                                                                                         13.6657%
Base Rate                                                                                                                7.4616%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions       Class A                  Class B              Interest                 Total
-------  ------------------------------------      -------                  -------             ----------                -----
Beginning Certificates Balance               825,000,000.00           80,000,000.00          95,000,000.00     1,000,000,000.00
Interest Distributions                         3,127,007.81              315,225.00             410,667.19         3,852,900.00
Principal Deposits - Prin. Funding Account             0.00                    0.00                   0.00                 0.00
Principal Distributions                                0.00                    0.00                   0.00                 0.00
Total Distributions                            3,127,007.81              315,225.00             410,667.19         3,852,900.00
Ending Certificates Balance                  825,000,000.00           80,000,000.00          95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             3.79

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             3.79

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             3.94

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             3.94

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       410,667.19

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       410,667.19

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,000,392.30

           a.   Class A Monthly Interest:                   $     3,127,007.81
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,733,891.59
           e.   Excess Spread:                              $     6,139,492.90

      2.   Class B Available Funds:                         $     1,357,613.80
           a.   Class B Monthly Interest:                   $       315,225.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,042,388.80

      3.   Collateral Available Funds:                      $     1,612,166.39

           a.   Excess Spread:                              $     1,612,166.39
      4.   Total Excess Spread:                             $     8,794,048.08


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.7271%

      2.   Series 1999-3 Allocable Principal
            Collections:                                    $   119,654,870.59

      3.   Principal Allocation Percentage of
            Series 1999-3 Allocable Principal
            Collections:                                    $    88,218,052.22

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,218,052.22

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,738,050.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    93,956,102.63

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    93,956,102.63


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.   Excess Spread:                                   $     8,794,048.08
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       459,044.03
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       410,667.19
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       545,114.79
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,712,555.41

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.4616%
           b.   Prior Monthly Period               N/A
           c.   Second Prior Monthly Period        N/A

      2.   Three Month Average Base Rate           N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.67%
           b.   Prior Monthly Period                N/A
           c.   Second Prior Monthly Period         N/A

      4.   Three Month Average Series Adjusted Portfolio Yield          N/A